Exhibit 3.1(bb)(iii)

            SECOND AMENDMENT CERTIFICATE OF LIMITED PARTNERSHIP

     1.   Name of the Limited Partnership:

          U.S. CHECK EXCHANGE LIMITED PARTNERSHIP, an Arizona Limited
          ------------------------------------------------------------
          Partnership
          ------------------------------------------------------------

     2.   Date(s) of Filing the original and any prior amended
          Certificate of Limited Partnership:

          August 22, 1988 (original); December 29, 1989 (first
          ----------------------------------------------------
          amendment)
          ---------

     3.   Amendment to Certificate of Limited Partnership:

          The list of the limited partners has been amended to provide
          ------------------------------------------------------------
          that GNS Development Corporation, a California corporation
          ------------------------------------------------------------
          (formerly Golf World, Inc., a California corporation)
          ------------------------------------------------------------
          transferred its limited partnership interest to Any Kind
          ------------------------------------------------------------
          Check Cashing Centers, Inc., an Arizona corporation.
          ------------------------------------------------------------

          The current names, business addresses and capital
          ------------------------------------------------------------
          contributions of all the limited partners are set forth on
          ------------------------------------------------------------
          Exhibit A attached hereto.
          ------------------------------------------------------------

          We hereby declare that we are the persons who executed the Second Amended Certificate of Limited Partnership, which execution by our signature below is our act and deed.

     GENERAL PARTNER:         ANY KIND CHECK CASHING CENTERS, INC.
                                an Arizona corporation


                              By /s/ George Brimhall
                                -----------------------------------
                                Mr. George Brimhall
                                Its President


     STATE OF CALIFORNIA      )
                              )ss.:
     COUNTY OF LOS ANGELES    )


          SUBSCRIBED AND SWORN to before me this 30th day of April, 1990, by George Brimhall.

                              [signature illegible]
                              ____________________________
                              Notary Public

     My Commission Expires:


     May 26, 1990
     ---------------------------

     LIMITED PARTNERS:             /s/ Lynn R. Stratford
                                   -----------------------
                                   Lynn R. Stratford


     STATE OF CALIFORNIA      )
                              )ss.:
     COUNTY OF SAN BERNARDINO )


          SUBSCRIBED AND SWORN to before me this 25th day of April, 1990, by [illegible].

                                   [signature illegible]
                                   ___________________________
                                   Notary Public
     My Commission Expires:


     May 26, 1990
     ---------------------------

                                   NATIONAL FINANCIAL EXCHANGE, INC.,
                                     a California         corporation
                                       ------------------

                                   By /s/ Lynn R. Stratford
                                      ------------------------
                                     Lynn R. Stratford
                                   Its  President
                                      -------------------------------

     STATE OF CALIFORNIA      )
                              )ss.:
     COUNTY OF SAN BERNARDINO )


          SUBSCRIBED AND SWORN to before me this 25th day of May, 1990, by [illegible].

                                   [signature illegible]
                                   ______________________________
                                   Notary Public

     My Commission Expires:


     August 11, 1992
     ---------------------------

                                   /s/ Leland J. Buttle
                                   --------------------------------
                                   Leland J. Buttle


     STATE OF CALIFORNIA      )
                              )ss.:
     COUNTY OF LOS ANGELES    )


          SUBSCRIBED AND SWORN to before me this 30th day of April, 1990, by Leland J. Buttle.

                                   [signature illegible]
                                   _______________________________
                                   Notary Public


     My Commission Expires:


     May 26, 1990
     ---------------------------
                                   AMM DEVELOPMENT, INC.,
                                     a                    corporation
                                       ------------------

                                   By /s/ Thomas F. Clark
                                      ----------------------
                                   Its President
                                      -------------------------------
     STATE OF CALIFORNIA      )
                              )ss.:
     COUNTY OF LOS ANGELES    )


          SUBSCRIBED AND SWORN to before me this 8th day of May, 1990, by Thomas F. Clark.

                                   [signature illegible]
                                   _______________________________
                                   Notary Public


     My Commission Expires:


     May 26, 1990
     ---------------------------

                                 EXHIBIT A
                                 ---------
           (Second Amendment Certificate of Limited Partnership)

            List of Names, Addresses, and Capital Contributions
                           of Limited Partner of
                  U.S. Check Exchange Limited Partnership,
                       an Arizona limited partnership




                                                              Capital
      Name                              Address             Contribution
      ----                              -------             ------------

      Any Kind Check Cashing        7229 E. First Ave.        $5,000.00
        Centers, Inc.               Suite C
                                    Scottsdale, AZ
                                    85251-4403


      Lynn R. Stratford             P.O. Box 1130             $  865.00
                                    Cedar Glen, CA
                                    92321


      National Financial            P.O. Box 1130             $  865.00
        Exchange, Inc.              Cedar Glen, CA
                                    92321


      Leland J. Buttle              10555 E. Firestone        $  288.00
                                      Blvd.
                                    Norwalk, CA 90650


      AMM Development, Inc.         10555 E. Firestone        $2,883.00
                                      Blvd.
                                    Norwalk, CA 90650






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